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                                                                   Exhibit 99(i)

             STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
                 PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, David H. Komansky, state and attest that:

       (1) To the best of my knowledge, based upon a review of the covered reports of Merrill Lynch & Co., Inc., and, except as corrected or supplemented in a subsequent covered report:

              o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

              o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

       (2) I have reviewed the contents of this statement with the Company's Audit Committee.

       (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

              o Annual Report on Form 10-K for the fiscal year ended December 28, 2001 of Merrill Lynch & Co., Inc.

              o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Merrill Lynch & Co., Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

              o  Any amendments to any of the foregoing.

Dated:  August 9, 2002

                                                /s/ David H. Komansky
                                                --------------------------------
                                                David H. Komansky
                                                Chairman of the Board and Chief
                                                Executive Officer


Subscribed and sworn to before me
this 9th day of August, 2002.



/s/ Taquana M. Bailey
--------------------------------------------
Notary Public

My Commission Expires: August 17, 2002

Taquana M. Bailey
Notary Public, State of New York
No. 01BA6012141, Qualified in Nassau County
Certificate Filed in New York County
Commission Expires August 17, 2002